SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 23, 2015 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Company’s current report on Form 8-K filed October 6, 2014, on September 30, 2014, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Radio One, Inc. (the “Company”) approved the principal terms of new employment agreements for each of the Company’s named executive officers.  On March 23, 2015, the Company entered into a new definitive employment agreement with Linda J. Vilardo, the Company’s Executive Vice President and Chief Administrative Officer, in accordance with the previously disclosed terms.  Ms. Vilardo’s employment agreement, effective October 15, 2014, is attached as an exhibit hereto.

ITEM 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Employment Agreement: Linda J. Vilardo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
March 26, 2015	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer